Deposits, Prepayments and Other Receivables - Schedule of Deposits, Prepayments and Other Receivables (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Deposits, Prepayments and Other Receivables [Abstract]
Deposits			$ 511
Other receivables	[1]		63
GST receivable		2	1
Prepaid Expense And Other Assets Current		$ 2	$ 575

[1]	The Company has established a settlement plan for other receivables, under which the timing and amount of collection are contingent upon meeting specific contractual conditions. Based on the current status of negotiations and available information, management expects full collectability and has therefore not recorded allowance for doubtful accounts.